Exhibit 24
POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chief Executive Officer, Carl J. Laurino, Chief Financial Officer, and Maurice D. Jones, General Counsel, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November, 2007.

/s/ Dean H. Anderson Dean H. Anderson

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chief Executive Officer, Carl J. Laurino, Chief Financial Officer, and Maurice D. Jones, General Counsel, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November, 2007.

/s/ Virgis W. Colbert Virgis W. Colbert

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chief Executive Officer, Carl J. Laurino, Chief Financial Officer, and Maurice D. Jones, General Counsel, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November, 2007.

/s/ Daniel W. Duval Daniel W. Duval

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chief Executive Officer, Carl J. Laurino, Chief Financial Officer, and Maurice D. Jones, General Counsel, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November, 2007.

/s/ Terry D. Growcock Terry D. Growcock

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chief Executive Officer, Carl J. Laurino, Chief Financial Officer, and Maurice D. Jones, General Counsel, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November, 2007.

/s/ Kenneth W. Krueger Kenneth W. Krueger

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chief Executive Officer, Carl J. Laurino, Chief Financial Officer, and Maurice D. Jones, General Counsel, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November, 2007.

/s/ Keith D. Nosbusch Keith D. Nosbusch

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chief Executive Officer, Carl J. Laurino, Chief Financial Officer, and Maurice D. Jones, General Counsel, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November, 2007.

/s/ James L. Packard James L. Packard

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chief Executive Officer, Carl J. Laurino, Chief Financial Officer, and Maurice D. Jones, General Counsel, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November, 2007.

/s/ Robert C. Stift Robert C. Stift

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chief Executive Officer, Carl J. Laurino, Chief Financial Officer, and Maurice D. Jones, General Counsel, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November, 2007.

/s/ Robert S. Throop Robert S. Throop

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